EXHIBIT 10.2

THIRD AMENDMENT

to

POWER SUPPLY AND SERVICE AGREEMENT

between

FIRST CHOICE POWER SPECIAL PURPOSE, L.P.

and

CONSTELLATION ENERGY COMMODITIES GROUP, INC.

This Third Amendment to Power Supply and Service Agreement dated as of March     , 2005 (this “Amendment”), is by and between First Choice Power Special Purpose, L.P., a Texas limited partnership (“First Choice”), and Constellation Energy Commodities Group, Inc., a Delaware corporation (“Constellation”) (each a “Party” and collectively the “Parties”). Reference is made to the Power Supply and Service Agreement dated as of December 22, 2003 (“Agreement”), between First Choice and Constellation. Capitalized terms used herein and not defined herein shall have the meanings set forth in the Agreement, and principles of interpretation and customary usage of terms set forth in the Agreement shall apply to this Amendment.

WHEREAS, the Parties to the Agreement desire to amend the Agreement to, among other things, modify certain of the provisions set forth in the Agreement relating to the provision of Capacity, Energy and Ancillary Services for time periods after the QSE Term End Date.

WHEREAS, the Parties otherwise desire to amend the Agreement on the terms and conditions set forth herein;

NOW THEREFORE, in accordance with the foregoing and in consideration of the mutual promises, covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

Section 1. Amendment.

1.1 Article I of the Agreement is hereby amended by inserting the following definitions in the appropriate alphabetical order and renumbering accordingly:

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1.2 Article Four of the Agreement is amended by inserting the following after the title thereof:

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1.3 The Agreement is amended by inserting after Article Four the following as Article Four A:

ARTICLE FOUR A: OBLIGATIONS AND DELIVERIES

4.1 Seller’s and Buyer’s Obligations. With respect to each Transaction, Seller shall sell and deliver, or cause to be delivered, and Buyer shall purchase and receive, or cause to be received, the Quantity at the Delivery Point, and Buyer shall pay Seller the Contract Price; provided, however, with respect to Options, the obligations set forth in the preceding sentence shall only arise if the Option Buyer exercises its Option in accordance with its terms. Provision of the Quantity by Seller shall be in compliance with all applicable Law. The obligation of Seller to provide the Quantity shall be deemed fully performed by procurement by Seller and delivery to the Delivery Point of such Quantity (whether through the ERCOT Balancing Energy market or otherwise).

4.2 Title and Risk of Loss. As between Buyer and Seller, title to and risk of loss of Product provided by Seller in accordance with a Transaction shall transfer from Seller to Buyer at the Delivery Point. Seller warrants that it will deliver such Product free and clear of all liens, security interests, claims and encumbrances or any interest therein or thereto by any Person.

4.3 Energy Facts Label. Upon request by First Choice, Constellation shall provide First Choice with estimates of information such that First Choice can fulfill its PUCT requirements in preparing the Energy Facts Label. Such information shall include fuel mix of power procured, breakdown of emission and waste produced and any other information relating to Energy supplied by Constellation required by the PUCT.

4.4 Transmission. As between Buyer and Seller, the costs of delivering Capacity and Energy to the Delivery Point shall be handled in accordance with Section 5.1.

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4.5 Congestion Costs. [***]

4.6 Transmission Congestion Rights. [***]

4.7 Customer Service. As between First Choice and Constellation, First Choice will be solely responsible for interacting with and servicing its retail customers including providing all customer service, billing and collection services.

4.7 REC Procurement. [***]

1.4 Article Five of the Agreement is amended by inserting the following after the title thereof:

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1.5 The Agreement is amended by inserting after Article Five the following as Article Five A:

ARTICLE FIVE A:

SCHEDULING; REMEDIES FOR FAILURE TO DELIVER/RECEIVE

5.1 Transmission and Scheduling. Seller shall arrange and be responsible for transmission service to the Delivery Point and shall Schedule or arrange for Scheduling services with its Transmission Providers, as specified by the Parties in the Transaction, or in the absence thereof, in accordance with the practice of the Transmission Providers, to deliver the Product to the Delivery Point. Buyer shall arrange and be responsible for transmission service at and from the Delivery Point and shall Schedule or arrange for Scheduling services with its Transmission Providers to receive the Product at the Delivery Point.

5.2 Seller Failure. If Seller fails to schedule and/or deliver all or part of the Product pursuant to a Transaction, and such failure is not excused under the terms of the Product or by Buyer’s failure to perform, then in lieu of any other remedies Seller shall pay Buyer, on the date payment would otherwise be due in respect of the month in which the failure occurred, any amounts required under Section 6.2(c) and (d) with respect thereto.

5.3 Buyer Failure. If Buyer fails to schedule and/or receive all or part of the Product pursuant to a Transaction and such failure is not excused under the terms of the Product or by Seller’s failure to perform, then in lieu of any other remedies Buyer shall pay Seller, on the date payment would otherwise be due in respect of the month in which the failure occurred, any amounts required under Section 6.2(c) and (d) with respect thereto.

5.4 ERCOT Mismatch. [***]

1.6 Article Six of the Agreement is amended by inserting the following after the title thereof:

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1.7 The Agreement is amended by inserting after Article Six the following as Article Six A:

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ARTICLE SIX A

INVOICING AND PRICING

6.1 Invoices. Constellation will deliver an invoice on or before the 15th of each calendar month (each an “Invoice”) to First Choice. First Choice shall be responsible for and shall pay, according to the provisions of Article 7, the amounts set forth on each Invoice. As further described in Section 6.2, an Invoice shall include the following:

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6.2 Explanation of Invoice Items.

(a) [***]

(b) [**]

(c) [***]

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d. [***]]

e. [***]

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(ii) [***]

(iii) [***]

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(f) ERCOT fees (direct charges).

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(g) True-up Settlement Amount. [***].

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(h) REC cost reimbursement. [***]

(i) Other ERCOT charges. [***]

Section 2. Representations and Warranties. First Choice represents and warrants to Supplier and Supplier represents and warrants to First Choice, as of the date hereof each of the representations and warranties set forth in the PSA.

Section 3. Miscellaneous.

3.1 This Amendment shall be governed by and construed in accordance with the laws of the state of Texas.

3.2 The provisions of this Amendment, including any exhibits, may only be modified by written agreement duly executed by both Parties.

3.3 Except as expressly amended or waived by this Amendment and prior amendments duly executed by both Parties, the terms and conditions contained in the Agreement remain in full force and effect.

3.4 This Amendment represents the entire agreement of the Parties hereto with respect to the subject matter hereof, and there are no promises, undertakings, covenants, representations or warranties by the Parties hereto relative to the subject matter hereof not expressly set forth or referred to herein.

3.5 This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

3.6 The descriptive headings for the various articles and sections herein have been inserted for convenience and reference only and shall in no way affect the meaning or interpretation, or modify or restrict any of the terms and provisions hereof.

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IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first written above.

FIRST CHOICE POWER SPECIAL PURPOSE, L.P., a Texas limited partnership

By: First Choice Special Purpose GP, LLC, a Delaware limited liability company, its General Partner

/s/ Rita Beale
Rita Beale
Vice President, Energy Services

CONSTELLATION ENERGY COMMODITIES GROUP, INC., a Delaware corporation

By:	/s/ Stuart Rubenstein
Name:	Stuart Rubenstein
Title:	Chief Operating Officer

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